UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21852

Columbia Funds Series Trust II
(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center Minneapolis, MN			55474
(Address of principal executive offices)			(Zip code)

Christopher O. Petersen, Esq. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 345-6611

Date of fiscal year end:	April 30

Date of reporting period:	April 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

April 30, 2014

Columbia Global Infrastructure Fund

Not FDIC insured • No bank guarantee • May lose value

President's Message

Dear Shareholders,

Continued Economic Recovery

The U.S. economy continued to recover at a slow but steady pace during the first quarter of 2014, supported by solid manufacturing activity, reasonable job growth and continued gains for the housing market. Industrial production was robust, buoyed by strong demand for autos and related parts. After a disappointing January, job growth picked up, which helped boost consumer confidence. Housing data was somewhat mixed, as harsh weather and higher mortgage rates put a damper on sales, while lower inventories helped prices trend higher. The Federal Reserve (the Fed) announced further reductions to its monthly asset purchases and reassured the markets that it would not make any significant changes to monetary policy until it was satisfied that the labor market was on solid ground. Despite mostly good news on the economic front, the broad financial markets recorded only modest gains, as bitter winter weather at home and mounting tensions between Russia and Western allies prompted investor caution.

Investors braced for higher interest rates, but long-term yields declined and the fixed-income markets were surprisingly resilient in the face of stable-to-improving economic data. Risk-on trading continued during the quarter as the higher yielding sectors of the fixed-income markets generally fared well. Emerging-market bonds, long-term U.S. Treasuries and sovereign debt were among the strongest performers, as were Treasury Inflation Protected Securities. Municipal bonds delivered solid gains, especially high-yield municipals, which benefited from continued improvement in state finances.

Against this backdrop, the broad bond market, as measured by the Barclays U.S. Aggregate Bond Index, edged out the broad stock market, as measured by the Standard & Poor's 500 Index, with gains of 1.84% vs. 1.81%, respectively. As indicated late last year, the Fed began tapering its monthly asset purchase program and announced further reductions. New Fed chair Janet Yellen reassured investors the Fed was committed to keeping short-term borrowing rates low into 2015.

Stay on Track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success and, most importantly, that of our investors, are highly talented industry professionals, brought together by a unique way of working. At Columbia Management, reaching our performance goals matters, and how we reach them matters just as much.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, offering insights on current market events and investment opportunities

>  Detailed up-to-date fund performance and portfolio information

>  Quarterly fund commentaries

>  Columbia Management investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

Investing involves risk including the risk of loss of principal.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities. The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and, if available, a summary prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2014

Columbia Global Infrastructure Fund

Table of Contents

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	13
Statement of Operations	15
Statement of Changes in Net Assets	16
Financial Highlights	19
Notes to Financial Statements	28
Report of Independent Registered Public Accounting Firm	34
Federal Income Tax Information	35
Trustees and Officers	36
Approval of Investment Management Services Agreement	42
Important Information About This Report	45

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2014

Columbia Global Infrastructure Fund

Performance Overview

Performance Summary

>  Columbia Global Infrastructure Fund (the Fund) Class A shares returned 32.06% excluding sales charges for the 12-month period that ended April 30, 2014.

>  The Fund outperformed its benchmark, the S&P Global Infrastructure Index, which gained 13.79% for the same 12-month period.

>  Both security selection and sector allocations helped the Fund outperform its benchmark considerably during the period.

Average Annual Total Returns (%) (for period ended April 30, 2014)

	Inception	1 Year	5 Years	Life
Class A	02/19/09
Excluding sales charges		32.06	22.67	27.83
Including sales charges		24.46	21.22	26.38
Class B	02/19/09
Excluding sales charges		31.65	21.87	26.99
Including sales charges		26.73	21.68	26.91
Class C	02/19/09
Excluding sales charges		31.01	21.76	26.88
Including sales charges		30.03	21.76	26.88
Class I	02/19/09	32.57	23.17	28.35
Class K	02/19/09	32.16	22.79	27.97
Class R	02/19/09	31.68	22.31	27.46
Class R4*	03/19/13	32.40	22.74	27.91
Class R5	02/19/09	32.47	23.10	28.28
Class Z*	09/27/10	32.40	22.90	28.07
S&P Global Infrastructure Index		13.79	15.36	15.99
S&P 500 Index		20.44	19.14	21.10

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

Effective January 30, 2014, the Fund compares its performance to that of the S&P Global Infrastructure Index (the New Index). The Fund's investment manager made this recommendation to the Fund's Board because the investment manager believes that the New Index provides a more appropriate basis for comparing the Fund's performance in light of the changes made to the Fund's name and principal investment strategies. Information on the new and old benchmarks will be included for a one-year transition period. Thereafter, only the new benchmark will be included.

The S&P Global Infrastructure Index is comprised of 75 companies around the world that represent the listed infrastructure universe. To create diversified exposure, the index includes three distinct infrastructure clusters: utilities, transportation, and energy.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2014

Columbia Global Infrastructure Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (February 19, 2009 – April 30, 2014)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Global Infrastructure Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2014

Columbia Global Infrastructure Fund

Manager Discussion of Fund Performance

The Fund underwent several changes beginning in September 2013 to better position it for global investing, a move which the Investment Manager believes will allow it to take full advantage of all infrastructure-related investment opportunities. Effective December 11, 2013, the Fund was renamed Columbia Global Infrastructure Fund. Effective January 30, 2014, the Fund's investment strategies were changed and the Fund's benchmark became the S&P Global Infrastructure Index. The Investment Manager believes the new benchmark provides a more appropriate performance comparison in light of changes to the fund's name and principal investment strategies. The Fund's name, principal investment strategies and benchmark reflect a global, go-anywhere strategy that will allow for infrastructure-related investments across an issuer's capital structure. This includes fixed-income and convertible securities, which are often used to fund many infrastructure-related projects.

The Fund's Class A shares returned 32.06% excluding sales charges for the 12-month period that ended April 30, 2014. The Fund outperformed its benchmark, the S&P Global Infrastructure Index, which gained 13.79% for the same 12-month period. Both security selection and sector allocations helped the Fund outperform its benchmark considerably during the period.

Stocks in Most Developed Markets Rallied

Stocks in many developed markets posted strong gains for the 12 months ended April 30, 2014, despite being unsettled by tensions in the Ukraine and concern about when the U.S. Federal Reserve (the Fed) would begin to taper its massive bond buying. Some of the strongest returns came from Europe, where markets hurt most by the sovereign debt crisis did especially well as economic growth stabilized and borrowing costs came down. The U.S. stock market also had a robust year, buoyed by signs of economic improvement that outweighed concern over the federal government shutdown in the fall of 2013, rising interest rates and a harsh winter. By contrast, equities in Japan declined, largely due to worries leading up to an April consumption tax increase. In addition, stocks in many emerging markets fell sharply, hurt by slowing economic growth, selling in advance of Fed tapering and local currency depreciation.

Bias toward Economic Recovery Helped Performance

During the first half of the period, the Fund favored companies that were poised to benefit from economic recovery. Many of these stocks posted strong gains, as companies began to spend again in anticipation of improved economic times ahead. Among top contributors were Sanmina-SCI and Singapore-based Flextronics International, both of which saw growing demand for the manufacturing services they provide for electronics companies. Another standout was big-three auto manufacturer Ford Motor, whose stock rallied as improved car sales and cost cutting fueled strong earnings growth. We sold all three stocks near their peaks in the fall of 2013, as the Fund was being repositioned for its new global investing mandate.

A Shift to Global Infrastructure

In September 2013, we began to move the Fund away from stocks tied to the economic recovery and focused on higher-quality global infrastructure companies with superior earnings growth trends, the ability to generate high levels of cash flow and stocks that seemed underappreciated. We identified three types of

Portfolio Management

Peter Santoro, CFA

Craig Leopold, CFA

Tom West, CFA

Kirk Moore, CFA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2014 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Country Breakdown (%) (at April 30, 2014)
Germany	1.0
Ireland	5.6
Italy	1.0
Mexico	1.1
Netherlands	1.1
Spain	3.1
Switzerland	4.8
United Kingdom	4.0
United States(a)	78.3
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

Annual Report 2014

Columbia Global Infrastructure Fund

Manager Discussion of Fund Performance (continued)

infrastructure companies: assets in place — more traditional infrastructure companies that typically pay dividends, such as utilities, pipelines, cell phone towers, toll roads, seaports and airports; essential services that help transform infrastructure, including transportation and engineering-and-construction companies; and capital goods, including companies that provide the technology and equipment used to build or enable infrastructure. The Fund began the year heavily weighted toward capital goods with limited exposure to assets in place. In the second half of the period, we found what we believed were good investment opportunities and increased the Fund's weight in the latter category.

Contributors and Detractors

In the essential services category, industrials Delta Air Lines and American Airlines were both standout performers, thanks to supportive industry trends that included pricing and capacity improvements. American Airlines also benefited from anticipated cost efficiencies related to its merger with US Airways (no longer trading). Engineering and construction companies Foster Wheeler and Chicago Bridge & Iron also stood out. Foster Wheeler's shares moved sharply higher, thanks to growth in its order backlog and a takeover bid. Chicago Bridge & Iron benefited from positive sentiment around its exposure to the liquified natural gas industry, expected project awards and a recent merger. All of these positions were outside the benchmark.

A lack of exposure to the strong-performing transportation infrastructure segment in the industrials segment, which represents over 30% of the benchmark, detracted from results. We invested instead in airlines and railroads, which were outside the benchmark but also posted sizable gains. The Fund's underexposure to some top-performing electric utility and energy pipeline benchmark components also detracted. The Fund had less than 5% of its assets in utilities, versus 40% in the benchmark, as few had the strong earnings growth and attractive valuations we sought. Elsewhere, individual detractors included farm equipment company Deere & Co., which saw slowing order growth pressure its return in 2013, and software company Symantec, whose stock was hurt by weak technology spending last fall as well as increased competition. Both names were not in the benchmark and were sold before period end.

Looking Ahead

At present, we are optimistic about prospects for global infrastructure stocks. Infrastructure demand is currently growing worldwide, driven by the need to build and repair aging roads and bridges and also supply clean water and air, power generation, wireless services and transportation, especially in developing markets that are becoming more industrialized and urbanized. Recently, the Urban Land Institute estimated that the United States needs to spend $2 trillion to rebuild roads, bridges, water lines, sewer systems and dams reaching the end of their planned life cycles. Outside the United States, the need is also great. For example, estimates are that Brazil will need to spend $50 billion in infrastructure projects leading up to the 2014 World Cup and 2016 Olympics. Out of 662 cities in China, more than 400 are suffering from water shortages, while in India an expected $1 trillion will be spent on infrastructure projects. Infrastructure investment opportunities also are broadening with the shift from pure

Top Ten Holdings (%) (at April 30, 2014)
Union Pacific Corp. (United States)	3.6
Halliburton Co. (United States)	3.5
Eaton Corp. PLC (Ireland)	3.4
Rockwell Automation, Inc. (United States)	3.4
Precision Castparts Corp. (United States)	3.4
Foster Wheeler AG (Switzerland)	3.3
Questar Corp. (United States)	3.2
Honeywell International, Inc. (United States)	3.1
Xylem, Inc. (United States)	3.0
SBA Communications Corp., Class A (United States)	2.9

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Summary of Investments in Securities by Industry (%) (at April 30, 2014)
Aerospace & Defense	9.1
Airlines	6.4
Auto Components	4.8
Commercial Services & Supplies	1.0
Construction & Engineering	11.4
Diversified Telecommunication Services	3.6
Electrical Equipment	6.7
Electronic Equipment, Instruments & Components	2.3
Energy Equipment & Services	5.3
Gas Pipelines	1.2
Gas Utilities	4.1
Machinery	12.6
Media	2.1
Oil, Gas & Consumable Fuels	7.2
Railroads	0.9
Real Estate Investment Trusts (REITs)	2.1
Road & Rail	5.4

Annual Report 2014

Columbia Global Infrastructure Fund

Manager Discussion of Fund Performance (continued)

government-mandated financing to more private funding. Finally, infrastructure securities tend to provide stable free cash flows with inflation protection — from long-term contracts and rate increases tied to interest rates — a combination that historically has resulted in a low correlation to fixed-income and traditional equity markets. We believe our broad definition of infrastructure will allow us to take advantage of opportunities across a range of sectors. At period end, the Fund was divided roughly 25%/30%/45% among assets in place, essential services and capital goods.

Summary of Investments in Securities by Industry (%) (continued) (at April 30, 2014)
Semiconductors & Semiconductor Equipment	4.5
Software	2.5
Transportation Services	1.0
Wireless Telecommunication Services	4.2
Money Market Funds	1.6
Total	100.0

Percentages indicated are based upon net assets. The Fund's portfolio composition is subject to change.

Investment Risks

The Columbia Global Infrastructure Fund concentrates its investments in infrastructure-related securities, which may involve greater risk and volatility than more diversified investments, including greater exposure to adverse economic, regulatory, political, legal, and other changes affecting the issuers of such securities. The Fund may also invest in foreign securities, small and mid-sized companies, real estate investment trusts, or exchange-traded funds (ETFs), which involve additional risks. International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Investments in small- and mid-capitalization companies involve greater risks and volatility than investments in larger, more established companies. Investments in real estate involve market risk, issuer risk, diversification risk, and sector/concentration risk. The price movement of an ETF may not track the underlying index and may result in a loss. See the Fund's prospectus for information on these and other risks associated with the Fund.

Annual Report 2014

Columbia Global Infrastructure Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the "Actual" column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

November 1, 2013 – April 30, 2014

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,119.80	1,019.09	6.04	5.76	1.15
Class B	1,000.00	1,000.00	1,119.80	1,019.04	6.10	5.81	1.16
Class C	1,000.00	1,000.00	1,115.40	1,015.37	9.97	9.49	1.90
Class I	1,000.00	1,000.00	1,121.90	1,020.98	4.05	3.86	0.77
Class K	1,000.00	1,000.00	1,120.30	1,019.44	5.68	5.41	1.08
Class R	1,000.00	1,000.00	1,118.20	1,017.85	7.35	7.00	1.40
Class R4	1,000.00	1,000.00	1,121.50	1,020.33	4.73	4.51	0.90
Class R5	1,000.00	1,000.00	1,121.60	1,020.68	4.37	4.16	0.83
Class Z	1,000.00	1,000.00	1,121.40	1,020.28	4.79	4.56	0.91

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2014

Columbia Global Infrastructure Fund

Portfolio of Investments

April 30, 2014

(Percentages represent value of investments compared to net assets)

Common Stocks 90.2%

Issuer	Shares	Value ($)
Germany 1.0%
Bilfinger SE	37,560	4,462,080
Ireland 5.6%
Eaton Corp. PLC	213,449	15,504,935
Ingersoll-Rand PLC	178,160	10,653,968
Total		26,158,903
Italy 1.0%
Snam SpA	789,370	4,744,112
Netherlands 1.1%
Chicago Bridge & Iron Co. NV	64,967	5,201,908
Spain 3.1%
Ferrovial SA	315,350	7,000,010
Telefonica SA, ADR	442,800	7,416,900
Total		14,416,910
Switzerland 4.9%
Foster Wheeler AG(a)	438,345	15,026,466
TE Connectivity Ltd.	127,269	7,506,326
Total		22,532,792
United Kingdom 4.0%
Delphi Automotive PLC	188,370	12,590,651
Vodafone Group PLC, ADR	163,216	6,195,679
Total		18,786,330
United States 69.5%
Aegion Corp.(a)	108,614	2,768,571
American Airlines Group, Inc.(a)	269,290	9,444,000
Autodesk, Inc.(a)	240,910	11,568,498
Boeing Co. (The)	98,024	12,647,056
Cameron International Corp.(a)	133,260	8,656,570
Cheniere Energy, Inc.(a)	128,770	7,269,067
Coherent, Inc.(a)	51,226	3,058,704
Delta Air Lines, Inc.	314,336	11,576,995
Great Lakes Dredge & Dock Corp.(a)	313,450	2,705,074
Halliburton Co.	255,345	16,104,609
Honeywell International, Inc.	153,838	14,291,550
ITT Corp.	283,851	12,245,332
JB Hunt Transport Services, Inc.	117,070	8,909,027
KLA-Tencor Corp.	178,830	11,443,332

Common Stocks (continued)

Issuer	Shares	Value ($)
Lam Research Corp.(a)	164,350	9,468,203
MasTec, Inc.(a)	231,420	9,159,604
ONEOK, Inc.	191,890	12,131,286
Pall Corp.	127,030	10,689,574
Precision Castparts Corp.	61,040	15,448,614
Quanta Services, Inc.(a)	311,262	10,981,323
Questar Corp.	594,060	14,423,777
Rockwell Automation, Inc.	129,710	15,458,838
SBA Communications Corp., Class A(a)	149,600	13,428,096
Time Warner Cable, Inc.	68,480	9,687,181
Timken Co. (The)	179,680	11,334,214
TRW Automotive Holdings Corp.(a)	122,640	9,854,124
Union Pacific Corp.	86,200	16,415,066
United Continental Holdings, Inc.(a)	216,474	8,847,292
Verizon Communications, Inc.	204,087	9,536,986
Xylem, Inc.	360,574	13,553,977
Total		323,106,540
Total Common Stocks (Cost: $307,257,177)		419,409,575

Convertible Preferred Stocks 2.1%

United States 2.1%
Crown Castle International Corp., 4.500%	100,000	9,938,000
Total Convertible Preferred Stocks (Cost: $10,123,750)		9,938,000
Corporate Bonds & Notes(b) 3.1%

Issuer	Coupon Rate	Principal Amount ($)		Value ($)
Mexico 1.1%
Concesionaria Mexiquense SA de CV (linked to Mexican Unidad de Inversion Index)(c) 12/15/35	5.950%	MXN	65,920,550	4,862,382
United States 2.0%
Florida East Coast Holdings Corp. Senior Secured(c) 05/01/19	6.750%		4,000,000	4,110,000
Hiland Partners LP/Finance Corp.(c) 10/01/20	7.250%		2,596,000	2,829,640

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Global Infrastructure Fund

Portfolio of Investments (continued)

April 30, 2014

Corporate Bonds & Notes(b) (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Rockies Express Pipeline LLC Senior Unsecured(c) 04/15/15	3.900%	2,500,000	2,540,625
Total			9,480,265
Total Corporate Bonds & Notes (Cost: $14,190,895)			14,342,647

Limited Partnerships 3.0%

Issuer	Shares	Value ($)
United States 3.0%
Plains GP Holdings LP, Class A	432,204	11,915,864
Valero Energy Partners LP	53,947	2,223,156
Total		14,139,020
Total Limited Partnerships (Cost: $10,992,383)		14,139,020

Money Market Funds 1.6%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.092%(d)(e)	7,420,946	7,420,946
Total Money Market Funds (Cost: $7,420,946)		7,420,946
Total Investments (Cost: $349,985,151)		465,250,188
Other Assets & Liabilities, Net		(33,319)
Net Assets		465,216,869

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  Principal amounts are denominated in United States Dollars unless otherwise noted.

(c)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2014, the value of these securities amounted to $14,342,647 or 3.08% of net assets.

(d)  The rate shown is the seven-day current annualized yield at April 30, 2014.

(e)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended April 30, 2014, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	1,008,793	195,465,736	(189,053,583)	7,420,946	7,497	7,420,946

Abbreviation Legend

ADR  American Depositary Receipt

Currency Legend

MXN  Mexican Peso

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Global Infrastructure Fund

Portfolio of Investments (continued)

April 30, 2014

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specificor similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Global Infrastructure Fund

Portfolio of Investments (continued)

April 30, 2014

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at April 30, 2014:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	32,131,956	—	—	32,131,956
Energy	44,161,531	—	—	44,161,531
Industrials	232,863,385	11,462,090	—	244,325,475
Information Technology	43,045,063	—	—	43,045,063
Telecommunication Services	36,577,661	—	—	36,577,661
Utilities	14,423,777	4,744,112	—	19,167,889
Convertible Preferred Stocks
Financials	—	9,938,000	—	9,938,000
Total Equity Securities	403,203,373	26,144,202	—	429,347,575
Bonds
Corporate Bonds & Notes
Gas Pipelines	—	5,370,265	—	5,370,265
Railroads	—	4,110,000	—	4,110,000
Transportation Services	—	—	4,862,382	4,862,382
Total Bonds	—	9,480,265	4,862,382	14,342,647
Other
Limited Partnerships	14,139,020	—	—	14,139,020
Total Other	14,139,020	—	—	14,139,020
Mutual Funds
Money Market Funds	7,420,946	—	—	7,420,946
Total Mutual Funds	7,420,946	—	—	7,420,946
Total	424,763,339	35,624,467	4,862,382	465,250,188

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between levels during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Global Infrastructure Fund

Portfolio of Investments (continued)

April 30, 2014

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

Corporate Bonds & Notes ($)
Balance as of April 30, 2013	—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)(a)	18,710
Sales	—
Purchases	4,843,672
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of April 30, 2014	4,862,382

(a) Change in unrealized appreciation (depreciation) relating to securities held at April 30, 2014 was $18,710.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain inflation-indexed securities classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Global Infrastructure Fund

Statement of Assets and Liabilities

April 30, 2014

Assets
Investments, at value
Unaffiliated issuers (identified cost $342,564,205)	$457,829,242
Affiliated issuers (identified cost $7,420,946)	7,420,946
Total investments (identified cost $349,985,151)	465,250,188
Receivable for:
Capital shares sold	141,731
Dividends	413,816
Interest	124,501
Reclaims	5,581
Prepaid expenses	1,072
Other assets	4,565
Total assets	465,941,454
Liabilities
Payable for:
Capital shares purchased	564,706
Investment management fees	8,241
Distribution and/or service fees	3,278
Transfer agent fees	62,241
Administration fees	761
Plan administration fees	1
Compensation of board members	34,951
Other expenses	50,406
Total liabilities	724,585
Net assets applicable to outstanding capital stock	$465,216,869
Represented by
Paid-in capital	$273,234,695
Undistributed net investment income	1,271,010
Accumulated net realized gain	75,445,286
Unrealized appreciation (depreciation) on:
Investments	115,265,037
Foreign currency translations	841
Total — representing net assets applicable to outstanding capital stock	$465,216,869

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Global Infrastructure Fund

Statement of Assets and Liabilities (continued)

April 30, 2014

Class A
Net assets	$307,297,537
Shares outstanding	14,551,249
Net asset value per share	$21.12
Maximum offering price per share(a)	$22.41
Class B
Net assets	$12,332,541
Shares outstanding	605,390
Net asset value per share	$20.37
Class C
Net assets	$40,179,357
Shares outstanding	1,982,122
Net asset value per share	$20.27
Class I
Net assets	$34,251,090
Shares outstanding	1,600,293
Net asset value per share	$21.40
Class K
Net assets	$205,003
Shares outstanding	9,672
Net asset value per share	$21.20
Class R
Net assets	$641,734
Shares outstanding	30,878
Net asset value per share	$20.78
Class R4
Net assets	$88,602
Shares outstanding	4,133
Net asset value per share	$21.44
Class R5
Net assets	$21,722
Shares outstanding	1,017
Net asset value per share(b)	$21.35
Class Z
Net assets	$70,199,283
Shares outstanding	3,288,363
Net asset value per share	$21.35

(a) The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Global Infrastructure Fund

Statement of Operations

Year Ended April 30, 2014

Net investment income
Income:
Dividends — unaffiliated issuers	$8,492,177
Dividends — affiliated issuers	7,497
Interest	201,016
Foreign taxes withheld	(12,353)
Total income	8,688,337
Expenses:
Investment management fees	3,794,627
Distribution and/or service fees
Class A	767,269
Class B	126,984
Class C	377,425
Class R	2,033
Transfer agent fees
Class A	440,059
Class B	18,270
Class C	53,733
Class K	120
Class R	564
Class R4	68
Class R5	24
Class Z	334,035
Administration fees	345,541
Plan administration fees
Class K	599
Compensation of board members	23,535
Custodian fees	9,678
Printing and postage fees	113,819
Registration fees	142,616
Professional fees	39,564
Other	11,711
Total expenses	6,602,274
Fees waived by Distributor — Class B	(60,494)
Expense reductions	(20)
Total net expenses	6,541,760
Net investment income	2,146,577
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	187,817,399
Foreign currency translations	2,808
Net realized gain	187,820,207
Net change in unrealized appreciation (depreciation) on:
Investments	(22,973,852)
Foreign currency translations	841
Net change in unrealized appreciation (depreciation)	(22,973,011)
Net realized and unrealized gain	164,847,196
Net increase in net assets resulting from operations	$166,993,773

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Global Infrastructure Fund

Statement of Changes in Net Assets

	Year Ended April 30, 2014	Year Ended April 30, 2013(a)
Operations
Net investment income	$2,146,577	$5,434,873
Net realized gain	187,820,207	17,776,220
Net change in unrealized appreciation (depreciation)	(22,973,011)	47,073,148
Net increase in net assets resulting from operations	166,993,773	70,284,241
Distributions to shareholders
Net investment income
Class A	(2,571,500)	(595,092)
Class B	(63,199)	—
Class C	(189,763)	—
Class I	(125)	(55)
Class K	(1,990)	(1,071)
Class R	(2,612)	(303)
Class R4	(619)	—
Class R5	(598)	(240)
Class Z	(1,184,084)	(1,403,381)
Net realized gains
Class A	(75,204,552)	(4,799,209)
Class B	(3,214,219)	(197,592)
Class C	(9,651,109)	(544,193)
Class I	(2,557)	(125)
Class K	(51,267)	(4,628)
Class R	(103,479)	(3,257)
Class R4	(14,207)	—
Class R5	(12,575)	(569)
Class Z	(27,282,921)	(4,170,623)
Total distributions to shareholders	(119,551,376)	(11,720,338)
Increase (decrease) in net assets from capital stock activity	(233,767,936)	(240,998,029)
Total decrease in net assets	(186,325,539)	(182,434,126)
Net assets at beginning of year	651,542,408	833,976,534
Net assets at end of year	$465,216,869	$651,542,408
Undistributed net investment income	$1,271,010	$3,145,485

(a) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to April 30, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Global Infrastructure Fund

Statement of Changes in Net Assets (continued)

	Year Ended April 30, 2014		Year Ended April 30, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	1,206,421	26,892,350	1,218,558	22,893,598
Distributions reinvested	3,957,109	77,678,046	281,118	5,386,211
Redemptions	(4,613,051)	(103,041,046)	(11,964,700)	(217,234,506)
Net increase (decrease)	550,479	1,529,350	(10,465,024)	(188,954,697)
Class B shares
Subscriptions	14,571	327,227	9,430	172,345
Distributions reinvested	171,744	3,252,837	10,509	196,415
Redemptions(b)	(175,725)	(3,797,669)	(262,384)	(4,627,025)
Net increase (decrease)	10,590	(217,605)	(242,445)	(4,258,265)
Class C shares
Subscriptions	211,253	4,545,538	170,177	3,151,126
Distributions reinvested	519,376	9,816,212	28,839	539,007
Redemptions	(421,792)	(9,132,519)	(765,519)	(13,708,426)
Net increase (decrease)	308,837	5,229,231	(566,503)	(10,018,293)
Class I shares
Subscriptions	1,600,155	32,866,056	—	—
Redemptions	(267)	(5,800)	—	—
Net increase	1,599,888	32,860,256	—	—
Class K shares
Subscriptions	—	—	1,419	25,603
Distributions reinvested	2,371	46,701	277	5,319
Redemptions	(7,305)	(168,690)	(10,433)	(179,941)
Net decrease	(4,934)	(121,989)	(8,737)	(149,019)
Class R shares
Subscriptions	18,934	400,263	3,289	62,018
Distributions reinvested	3,241	62,676	130	2,458
Redemptions	(3,585)	(80,287)	(726)	(12,700)
Net increase	18,590	382,652	2,693	51,776
Class R4 shares
Subscriptions	3,629	79,821	690	14,284
Distributions reinvested	707	14,072	—	—
Redemptions	(893)	(17,950)	—	—
Net increase	3,443	75,943	690	14,284
Class R5 shares
Subscriptions	873	19,441	63	1,099
Distributions reinvested	331	6,562	19	371
Redemptions	(2,053)	(45,825)	(2,297)	(40,742)
Net decrease	(849)	(19,822)	(2,215)	(39,272)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Global Infrastructure Fund

Statement of Changes in Net Assets (continued)

	Year Ended April 30, 2014		Year Ended April 30, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital Stock Activity (continued)
Class Z shares
Subscriptions	3,555,162	82,410,185	5,819,098	109,702,979
Distributions reinvested	1,434,134	28,438,883	288,618	5,570,323
Redemptions	(15,920,574)	(384,335,020)	(8,210,375)	(152,917,845)
Net decrease	(10,931,278)	(273,485,952)	(2,102,659)	(37,644,543)
Total net decrease	(8,445,234)	(233,767,936)	(13,384,200)	(240,998,029)

(a)  Class R4 shares are for the period from March 19, 2013 (commencement of operations) to April 30, 2013.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Global Infrastructure Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended April 30,
Class A	2014		2013		2012		2011	2010
Per share data
Net asset value, beginning of period	$21.31		$18.96		$23.98		$19.66	$11.62
Income from investment operations:
Net investment income (loss)	0.09		0.14		(0.01)		0.09	(0.05)
Net realized and unrealized gain (loss)	6.25		2.56		(3.27)		4.57	8.15
Total from investment operations	6.34		2.70		(3.28)		4.66	8.10
Less distributions to shareholders:
Net investment income	(0.22)		(0.04)		—		(0.09)	—
Net realized gains	(6.31)		(0.31)		(1.74)		(0.25)	(0.06)
Total distributions to shareholders	(6.53)		(0.35)		(1.74)		(0.34)	(0.06)
Net asset value, end of period	$21.12		$21.31		$18.96		$23.98	$19.66
Total return	32.06%		14.43%		(12.62%)		23.92%	69.75%
Ratios to average net assets(a)
Total gross expenses	1.16%		1.17%		1.21%		1.16%	1.17%
Total net expenses(b)	1.16	%(c)	1.17	%(c)	1.21	%(c)	1.16%	1.17%
Net investment income (loss)	0.39%		0.77%		(0.06%)		0.47%	(0.30%)
Supplemental data
Net assets, end of period (in thousands)	$307,298		$298,401		$463,955		$711,892	$438,673
Portfolio turnover	51%		23%		30%		17%	11%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Global Infrastructure Fund

Financial Highlights (continued)

	Year Ended April 30,
Class B	2014		2013		2012		2011	2010
Per share data
Net asset value, beginning of period	$20.73		$18.55		$23.68		$19.48	$11.60
Income from investment operations:
Net investment income (loss)	0.02		0.01		(0.15)		(0.04)	(0.17)
Net realized and unrealized gain (loss)	6.05		2.48		(3.24)		4.49	8.11
Total from investment operations	6.07		2.49		(3.39)		4.45	7.94
Less distributions to shareholders:
Net investment income	(0.12)		—		—		—	—
Net realized gains	(6.31)		(0.31)		(1.74)		(0.25)	(0.06)
Total distributions to shareholders	(6.43)		(0.31)		(1.74)		(0.25)	(0.06)
Net asset value, end of period	$20.37		$20.73		$18.55		$23.68	$19.48
Total return	31.65%		13.59%		(13.27%)		23.01%	68.49%
Ratios to average net assets(a)
Total gross expenses	1.91%		1.92%		1.96%		1.91%	1.94%
Total net expenses(b)	1.44	%(c)	1.92	%(c)	1.96	%(c)	1.91%	1.94%
Net investment income (loss)	0.11%		0.03%		(0.80%)		(0.18%)	(1.04%)
Supplemental data
Net assets, end of period (in thousands)	$12,333		$12,329		$15,532		$25,380	$21,597
Portfolio turnover	51%		23%		30%		17%	11%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Global Infrastructure Fund

Financial Highlights (continued)

	Year Ended April 30,
Class C	2014		2013		2012		2011	2010
Per share data
Net asset value, beginning of period	$20.74		$18.56		$23.69		$19.48	$11.60
Income from investment operations:
Net investment income (loss)	(0.08)		0.00	(a)	(0.16)		(0.06)	(0.17)
Net realized and unrealized gain (loss)	6.04		2.49		(3.23)		4.52	8.11
Total from investment operations	5.96		2.49		(3.39)		4.46	7.94
Less distributions to shareholders:
Net investment income	(0.12)		—		—		—	—
Net realized gains	(6.31)		(0.31)		(1.74)		(0.25)	(0.06)
Total distributions to shareholders	(6.43)		(0.31)		(1.74)		(0.25)	(0.06)
Net asset value, end of period	$20.27		$20.74		$18.56		$23.69	$19.48
Total return	31.01%		13.59%		(13.26%)		23.06%	68.49%
Ratios to average net assets(b)
Total gross expenses	1.91%		1.92%		1.96%		1.91%	1.92%
Total net expenses(c)	1.91	%(d)	1.92	%(d)	1.96	%(d)	1.91%	1.92%
Net investment income (loss)	(0.35%)		0.03%		(0.82%)		(0.28%)	(1.06%)
Supplemental data
Net assets, end of period (in thousands)	$40,179		$34,696		$41,568		$50,102	$27,987
Portfolio turnover	51%		23%		30%		17%	11%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Global Infrastructure Fund

Financial Highlights (continued)

	Year Ended April 30,
Class I	2014	2013	2012	2011	2010
Per share data
Net asset value, beginning of period	$21.52	$19.16	$24.13	$19.75	$11.63
Income from investment operations:
Net investment income	0.34	0.22	0.13	0.20	0.02
Net realized and unrealized gain (loss)	6.16	2.58	(3.35)	4.58	8.16
Total from investment operations	6.50	2.80	(3.22)	4.78	8.18
Less distributions to shareholders:
Net investment income	(0.31)	(0.13)	(0.01)	(0.15)	(0.00	)(a)
Net realized gains	(6.31)	(0.31)	(1.74)	(0.25)	(0.06)
Total distributions to shareholders	(6.62)	(0.44)	(1.75)	(0.40)	(0.06)
Net asset value, end of period	$21.40	$21.52	$19.16	$24.13	$19.75
Total return	32.57%	14.89%	(12.27%)	24.48%	70.41%
Ratios to average net assets(b)
Total gross expenses	0.77%	0.76%	0.74%	0.76%	0.78%
Total net expenses(c)	0.77%	0.76%	0.74%	0.76%	0.78%
Net investment income	1.62%	1.19%	0.55%	1.03%	0.10%
Supplemental data
Net assets, end of period (in thousands)	$34,251	$9	$8	$89,990	$117,333
Portfolio turnover	51%	23%	30%	17%	11%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Global Infrastructure Fund

Financial Highlights (continued)

	Year Ended April 30,
Class K	2014	2013	2012		2011	2010
Per share data
Net asset value, beginning of period	$21.38	$19.02	$24.01		$19.68	$11.62
Income from investment operations:
Net investment income (loss)	0.11	0.17	0.02		0.12	(0.04)
Net realized and unrealized gain (loss)	6.27	2.57	(3.27)		4.55	8.16
Total from investment operations	6.38	2.74	(3.25)		4.67	8.12
Less distributions to shareholders:
Net investment income	(0.25)	(0.07)	(0.00	)(a)	(0.09)	(0.00	)(a)
Net realized gains	(6.31)	(0.31)	(1.74)		(0.25)	(0.06)
Total distributions to shareholders	(6.56)	(0.38)	(1.74)		(0.34)	(0.06)
Net asset value, end of period	$21.20	$21.38	$19.02		$24.01	$19.68
Total return	32.16%	14.63%	(12.47%)		23.97%	69.94%
Ratios to average net assets(b)
Total gross expenses	1.07%	1.02%	1.08%		1.07%	1.07%
Total net expenses(c)	1.07%	1.02%	1.08%		1.07%	1.07%
Net investment income (loss)	0.49%	0.92%	0.09%		0.65%	(0.25%)
Supplemental data
Net assets, end of period (in thousands)	$205	$312	$444		$823	$624
Portfolio turnover	51%	23%	30%		17%	11%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Global Infrastructure Fund

Financial Highlights (continued)

	Year Ended April 30,
Class R	2014		2013		2012		2011	2010
Per share data
Net asset value, beginning of period	$21.06		$18.78		$23.82		$19.56	$11.61
Income from investment operations:
Net investment income (loss)	0.03		0.10		(0.06)		0.03	(0.11)
Net realized and unrealized gain (loss)	6.16		2.52		(3.24)		4.54	8.12
Total from investment operations	6.19		2.62		(3.30)		4.57	8.01
Less distributions to shareholders:
Net investment income	(0.16)		(0.03)		—		(0.06)	—
Net realized gains	(6.31)		(0.31)		(1.74)		(0.25)	(0.06)
Total distributions to shareholders	(6.47)		(0.34)		(1.74)		(0.31)	(0.06)
Net asset value, end of period	$20.78		$21.06		$18.78		$23.82	$19.56
Total return	31.68%		14.13%		(12.80%)		23.59%	69.04%
Ratios to average net assets(a)
Total gross expenses	1.41%		1.42%		1.46%		1.45%	1.59%
Total net expenses(b)	1.41	%(c)	1.42	%(c)	1.46	%(c)	1.45%	1.59%
Net investment income (loss)	0.15%		0.52%		(0.32%)		0.15%	(0.69%)
Supplemental data
Net assets, end of period (in thousands)	$642		$259		$180		$160	$81
Portfolio turnover	51%		23%		30%		17%	11%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Global Infrastructure Fund

Financial Highlights (continued)

	Year Ended April 30,
Class R4	2014		2013(a)
Per share data
Net asset value, beginning of period	$21.55		$21.86
Income from investment operations:
Net investment income (loss)	0.17		(0.02)
Net realized and unrealized gain (loss)	6.31		(0.29	)(b)
Total from investment operations	6.48		(0.31)
Less distributions to shareholders:
Net investment income	(0.28)		—
Net realized gains	(6.31)		—
Total distributions to shareholders	(6.59)		—
Net asset value, end of period	$21.44		$21.55
Total return	32.40%		(1.42%)
Ratios to average net assets(c)
Total gross expenses	0.91%		0.86	%(d)
Total net expenses(e)	0.91	%(f)	0.86	%(d)
Net investment income (loss)	0.77%		(0.78	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$89		$15
Portfolio turnover	51%		23%

Notes to Financial Highlights

(a)  For the period from March 19, 2013 (commencement of operations) to April 30, 2013.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Global Infrastructure Fund

Financial Highlights (continued)

	Year Ended April 30,
Class R5	2014	2013	2012	2011	2010
Per share data
Net asset value, beginning of period	$21.49	$19.13	$24.09	$19.74	$11.63
Income from investment operations:
Net investment income	0.15	0.21	0.06	0.16	0.00	(a)
Net realized and unrealized gain (loss)	6.32	2.59	(3.27)	4.58	8.17
Total from investment operations	6.47	2.80	(3.21)	4.74	8.17
Less distributions to shareholders:
Net investment income	(0.30)	(0.13)	(0.01)	(0.14)	(0.00	)(a)
Net realized gains	(6.31)	(0.31)	(1.74)	(0.25)	(0.06)
Total distributions to shareholders	(6.61)	(0.44)	(1.75)	(0.39)	(0.06)
Net asset value, end of period	$21.35	$21.49	$19.13	$24.09	$19.74
Total return	32.47%	14.89%	(12.26%)	24.27%	70.32%
Ratios to average net assets(b)
Total gross expenses	0.82%	0.77%	0.82%	0.82%	0.84%
Total net expenses(c)	0.82%	0.77%	0.82%	0.82%	0.84%
Net investment income	0.66%	1.15%	0.30%	0.81%	0.02%
Supplemental data
Net assets, end of period (in thousands)	$22	$40	$78	$109	$60
Portfolio turnover	51%	23%	30%	17%	11%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Global Infrastructure Fund

Financial Highlights (continued)

	Year ended April 30,
Class Z	2014		2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$21.48		$19.13		$24.12		$18.33
Income from investment operations:
Net investment income (loss)	0.10		0.19		0.03		(0.03)
Net realized and unrealized gain (loss)	6.35		2.57		(3.27)		6.22
Total from investment operations	6.45		2.76		(3.24)		6.19
Less distributions to shareholders:
Net investment income	(0.27)		(0.10)		(0.01)		(0.15)
Net realized gains	(6.31)		(0.31)		(1.74)		(0.25)
Total distributions to shareholders	(6.58)		(0.41)		(1.75)		(0.40)
Net asset value, end of period	$21.35		$21.48		$19.13		$24.12
Total return	32.40%		14.68%		(12.38%)		34.05%
Ratios to average net assets(b)
Total gross expenses	0.92%		0.92%		0.96%		0.90	%(c)
Total net expenses(d)	0.92	%(e)	0.92	%(e)	0.96	%(e)	0.90	%(c)
Net investment income (loss)	0.42%		1.00%		0.17%		(0.20	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$70,199		$305,482		$312,211		$256,185
Portfolio turnover	51%		23%		30%		17%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to April 30, 2011.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2014

Columbia Global Infrastructure Fund

Notes to Financial Statements

April 30, 2014

Note 1. Organization

Columbia Global Infrastructure Fund (formerly known as Columbia Recovery and Infrastructure Fund) (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective December 11, 2013, Columbia Recovery and Infrastructure Fund was renamed Columbia Global Infrastructure Fund.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5 and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class K shares are not subject to sales charges, however this share class is closed to new investors.

Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other eligible investors.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.

Class Z shares are not subject to sales charges and are available only to certain eligible investors, which are subject to different investment minimums.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the

Annual Report 2014

Columbia Global Infrastructure Fund

Notes to Financial Statements (continued)

April 30, 2014

closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange-traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital

Annual Report 2014

Columbia Global Infrastructure Fund

Notes to Financial Statements (continued)

April 30, 2014

gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.65% to 0.50% as the Fund's net assets increase. The effective investment management fee rate for the year ended April 30, 2014 was 0.65% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee rate for the year ended April 30, 2014 was 0.06% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended April 30, 2014, other expenses paid to this company were $2,754.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and also receives sub-transfer agency fees based on a percentage of the average aggregate value of the Fund's shares maintained in omnibus accounts (other than omnibus accounts for which American

Annual Report 2014

Columbia Global Infrastructure Fund

Notes to Financial Statements (continued)

April 30, 2014

Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.

For the year ended April 30, 2014, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.14%
Class B	0.14
Class C	0.14
Class K	0.05
Class R	0.14
Class R4	0.13
Class R5	0.05
Class Z	0.15

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2014, these minimum account balance fees reduced total expenses by $20.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $41,000 for Class C shares. This amount is based on the most recent information available as of March 31, 2014, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Effective September 12, 2013, the Distributor has voluntarily agreed to waive a portion of the distribution fee for Class B shares so that the distribution fee does not exceed 0.25% annually of the average daily net assets attributable to Class B shares. This arrangement may be modified or terminated by the Distributor at any time.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $258,675 for Class A, $7,207 for Class B and $685 for Class C shares for the year ended April 30, 2014.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	September 1, 2013 through August 31, 2014	Prior to September 1, 2013
Class A	1.32%	1.33%
Class B	2.07	2.08
Class C	2.07	2.08
Class I	0.95	0.97
Class K	1.25	1.27
Class R	1.57	1.58
Class R4	1.07	1.08
Class R5	1.00	1.02
Class Z	1.07	1.08

Annual Report 2014

Columbia Global Infrastructure Fund

Notes to Financial Statements (continued)

April 30, 2014

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties. Class B distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At April 30, 2014, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, Trustees' deferred compensation, foreign currency transactions and investments in partnerships. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(6,562)
Accumulated net realized gain	3,741
Paid-in capital	2,821

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended April 30,	2014	2013
Ordinary income	$8,741,371	$2,000,142
Long-term capital gains	110,810,005	9,720,196
Total	$119,551,376	$11,720,338

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At April 30, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$8,130,879
Undistributed long-term capital gain	69,815,521
Net unrealized appreciation	114,069,455

At April 30, 2014, the cost of investments for federal income tax purposes was $351,180,733 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$114,445,071
Unrealized depreciation	(375,616)
Net unrealized appreciation	$114,069,455

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $288,001,790 and $646,088,264, respectively, for the year ended April 30, 2014.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At April 30, 2014, one unaffiliated shareholder of record owned 12.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 77.6% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Annual Report 2014

Columbia Global Infrastructure Fund

Notes to Financial Statements (continued)

April 30, 2014

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended April 30, 2014.

Note 9. Significant Risks

Industrial Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors.

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2014

Columbia Global Infrastructure Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust II and the Shareholders of
Columbia Global Infrastructure Fund (formerly Columbia Recovery and Infrastructure Fund)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Global Infrastructure Fund (formerly Columbia Recovery and Infrastructure Fund) (the "Fund", a series of Columbia Funds Series Trust II) at April 30, 2014, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2014 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion. The financial highlights for the Fund for the periods ended on April 30, 2012 and prior were audited by another independent registered public accounting firm whose report dated June 22, 2012 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 20, 2014

Annual Report 2014

Columbia Global Infrastructure Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2014. Shareholders will be notified in early 2015 of the amounts for use in preparing 2014 income tax returns.

Tax Designations:

Qualified Dividend Income	75.38%
Dividends Received Deduction	62.15%
Capital Gain Dividend	$182,531,511

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2014

Columbia Global Infrastructure Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	132	Trustee, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; Chairman and Chief Executive Officer, John Hancock Funds (mutual funds), 1989-2000	130	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Director or Management Director of US Equity Research, Chase Asset Management, 1996-2003; Investment Banker, Morgan Stanley, 1982-1996	132	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies); previously, Senior Vice President, Sara Lee Corporation; Senior Vice President and Chief Financial Officer, Beatrice Foods Company; Vice President, Esmark, Inc.; Associate, Price Waterhouse	132

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds), 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010

Annual Report 2014

Columbia Global Infrastructure Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	132	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	130	Trustee, BofA Funds Series Trust (11 funds)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	130	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance), 2003-2011
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer), 2002-2013
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998	132	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	132

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	130

Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; former Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2014

Columbia Global Infrastructure Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	132

Director, Healthways, Inc. (health and wellbeing solutions) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	130

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011

*Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Annual Report 2014

Columbia Global Infrastructure Fund

Trustees and Officers (continued)

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Professional Experience	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012

			186	Former Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The Statement of Additional Information has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting columbiamanagement.com.

Annual Report 2014

Columbia Global Infrastructure Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Managing Director and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; and President, Columbia Funds since 2009; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; and senior officer of Columbia Funds and affiliated funds since 2003

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; and senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President and Assistant General Counsel — Global Asset Management, Ameriprise Financial since February 2014 (previously, Senior Vice President and Lead Chief Counsel — Asset Management, 2012-February 2014; Vice President and Lead Chief Counsel — Asset Management, 2010-2012; and Vice President and Chief Counsel — Asset Management, 2005-2010); Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; senior officer of Columbia Funds and affiliated funds since 2006

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc. since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-April 2010

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc. since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America 2005-April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)	Vice President — Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010-January 2013, and Group Counsel, November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)

Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010, and Vice President — Asset Management and Trust Company Services, 2006-2009)

Annual Report 2014

Columbia Global Infrastructure Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1956	Vice President (2011) and Assistant Treasurer (1999)	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc., 1998-April 2010
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously Vice President and Group Counsel or Counsel, 2004-January 2010); officer of Columbia Funds and affiliated funds since 2007

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., 2007-April 2010

Annual Report 2014

Columbia Global Infrastructure Fund

Approval of Investment Management Services
Agreement

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Global Infrastructure Fund (the Fund). Under an investment management services agreement (the IMS Agreement), Columbia Management provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund's Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in January, March and April 2014, including reports based on analyses of data provided by an independent organization (Lipper) and a comprehensive response to each item of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. All of the materials presented in January, March and April were first supplied in draft form to designated representatives of the Independent Trustees, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials (including proposed expense caps for certain Funds) were revised to reflect discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel, and reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement.

The Board, at its April 9-11, 2014 in-person Board meeting (the April Meeting), considered the renewal of the IMS Agreement for an additional one-year term. At the April Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management

The Independent Trustees analyzed various reports and presentations they had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Independent Trustees specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the successful implementation of a globalization initiative, which, among other things, increased worldwide analyst support for global products, the reorganization of the Informational Technology research team, the hiring of additional personnel to assist the Asset Allocation team and the global restructuring of the Senior Operational team. The Independent Trustees noted the information they received concerning Columbia Management's ability to retain its key portfolio management personnel. The Independent Trustees also recalled Columbia Management's representation that additional staff has been added to support the vigorous application of the "5P" review process, to which all internally-managed Funds are subject.

In connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board also considered the quality of administrative services provided to the Fund by Columbia Management, recalling the information it received highlighting significant achievements in 2013 in the performance of administrative services. In evaluating the quality of services provided under the IMS Agreement and the Fund's Administrative Services Agreement, the Independent Trustees also took into account the organization and strength of the Fund's and its service providers' compliance programs. In addition, the Board also reviewed the financial condition of Columbia Management (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement and the Fund's other services agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Annual Report 2014

Columbia Global Infrastructure Fund

Approval of Investment Management Services
Agreement (continued)

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance met expectations. The Board also observed recent changes to the Fund's principal investment strategies, portfolio management team and primary benchmark had been taken.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund's contribution to Columbia Management's profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with few defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that the total expense ratio of the Fund is no higher than the median expense ratio of funds in the same comparison universe of the Fund). The Board took into account that the Fund's total expense ratio (after considering proposed voluntary expense caps/waivers) was below the peer universe's median expense ratio shown in the reports. It was observed that various proposals concerning the Funds' transfer agency and sub-transfer agency fee structures, and other changes impacting the Funds' pricing structure and fees, are expected to be considered at a later Board meeting which, if adopted, would alter the current pricing philosophy. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing, operating and distributing the Funds. In this regard, the Board observed that: (i) a 2013 report provided to the Board by an independent consulting firm, Bobroff Consulting, concluded that 2012 profitability was reasonable; (ii) 2013 profitability only moderately exceeded 2012 levels; and (iii) 2013 profitability is in line with profitability levels of industry competitors. It also took into account the indirect economic benefits flowing to Columbia Management or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Funds should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized

The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Independent Trustees took into account that IMS fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.

Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 11, 2014, the Board, including all of the Independent Trustees, approved the renewal of the IMS Agreement.

Annual Report 2014

This page intentionally left blank.

Annual Report 2014

Columbia Global Infrastructure Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2014

Columbia Global Infrastructure Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and, if available, a summary prospectus, which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN213_04_D01_(06/14)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Edward J. Boudreau, Pamela G. Carlton, William A. Hawkins and Alison Taunton-Rigby, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Boudreau, Ms. Carlton, Mr. Hawkins and Ms. Taunton-Rigby are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the one series of the registrant whose reports to stockholders are included in this annual filing. Fees for fiscal year 2013 also include nine series that liquidated during the period.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended April 30, 2014 and April 30, 2013 are approximately as follows:

2014	2013
$18,000	$18,000

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended April 30, 2014 and April 30, 2013 are approximately as follows:

2014	2013
$400	$400

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2014 and 2013, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

The fees for the fiscal years ended April 30, 2014 and April 30, 2013 shown below for audit-related services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s Audit Committee are approximately as follows:

2014	2013
$0	$100

Fiscal year 2013 includes fees billed for the review of documentation around a change in independent accountant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal year ended April 30, 2014 and April 30, 2013 are approximately as follows:

2014	2013
$4,900	$23,800

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended April 30, 2014 and April 30, 2013, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal year ended April 30, 2014 and April 30, 2013 are approximately as follows:

2014	2013
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended April 30, 2014 and April 30, 2013 are approximately as follows:

2014	2013
$325,000	$200,000

In both fiscal years 2014 and 2013, All Other Fees primarily consist of fees billed for internal control reviews.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2014 and 2013 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended April 30, 2014 and April 30, 2013 are approximately as follows:

2014	2013
$330,300	$224,300

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust II

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	June 20, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	June 20, 2014

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	June 20, 2014